                  WAIVER AND SIXTH AMENDMENT TO REVOLVING CREDIT,
                      TERM LOAN AND GOLD CONSIGNMENT AGREEMENT

     This Waiver and Sixth Amendment dated as of May 27, 1999 (the "Amendment") is made pursuant to that certain Revolving Credit, Term Loan and Gold Consignment Agreement dated as of December 16, 1996 (as amended and in effect from time to time, the "Credit Agreement"), by and among COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic Brands, Inc.), a Delaware corporation (the "Borrower"); BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode Island Hospital Trust National Bank), RHODE ISLAND HOSPITAL TRUST NATIONAL BANK, a national banking association, and the other financial institutions listed on SCHEDULE 1 to the Credit Agreement (collectively, the "Banks"); and BANKBOSTON, N.A. as agent for itself and the Banks. Capitalized terms used herein and which are not otherwise defined shall have the respective meanings ascribed thereto in the Credit Agreement.

     WHEREAS, the Borrower and the Banks have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     Section 1.  AMENDMENT TO SECTION 13.5 OF THE CREDIT AGREEMENT.  SECTION
13.5 of the Credit Agreement is hereby amended in its entirety to read as follows:

          "Section 13.5 CONSOLIDATED NET WORTH. The Borrower will not permit Consolidated Net Worth on June 28, 1999 to be less than $44,000,000. On June 29, 1999 the Borrower will deliver a certificate setting forth in reasonable detail computations evidencing compliance with this Section 13.5 in form and substance satisfactory to the Agent."

     Section 2. WAIVER TO SECTION 12.15 OF THE CREDIT AGREEMENT. The Banks and the Agent hereby agree to waive the Borrower's compliance with Section
12.15 of the Credit Agreement to the extent necessary to permit the Borrower to extend the maturity date of the Short Term Revolving Credit Note; PROVIDED, HOWEVER the maturity date of the Short Term Revolving Credit Note shall be on or after June 29, 1999.

     Section 3. CONDITIONS TO EFFECTIVENESS. This Amendment shall not become effective until the Agent receives a counterpart of this Amendment, executed by the each of the Borrower, the Agent and the Majority Banks.

     Section 4. REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Borrower contained in the Credit Agreement were true and correct when made and continue to be true and correct on and as of the date hereof as if made on the date hereof except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and to the extent that such representations and warranties relate expressly to an earlier date. No Default or Event of Default has occurred and is continuing.

     Section 5. RATIFICATION, ETC. Except as expressly amended hereby, the Credit Agreement and all documents, instruments and agreements related thereto, including, but not limited to the Security Documents, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement and this Amendment shall be read and construed as a single agreement. All references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall hereafter refer to the Credit Agreement as amended hereby.

     Section 6. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but which together shall constitute one and the same instrument.

     Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS (WITHOUT REFERENCE TO CONFLICT OF LAWS).

   IN WITNESS WHEREOF, the parties hereto have executed this Amendment as a document under seal as of the date first above written.

COMMEMORATIVE BRANDS, INC. (f/k/a Scholastic
Brands, Inc.)

BY: /s/ C.W. WALLS
    -------------------------------------------
        NAME: C.W WALLS
        TITLE: TREASURER

BANKBOSTON, N.A. (f/k/a The First National Bank of Boston and successor by merger to Rhode Island Hospital Trust National Bank), individually and as Agent

BY: /s/ ROBERT BRANDOW
    -------------------------------------------
        NAME: ROBERT BRANDOW
        TITLE: MANAGING DIRECTOR

LASALLE NATIONAL BANK

BY: /s/ CHARLES CORBISIERO
    -------------------------------------------
        NAME: CHARLES CORBISIERO
        TITLE: CORPORATE BANKING OFFICER

BANK AUSTRIA CREDITANSTALT CORPORATE FINANCE, INC.
(f/k/a CREDITANSTALT-BANKVEREIN)

BY: /s/ JOHN G. TAYLOR
    -------------------------------------------
        NAME: JOHN G. TAYLOR
        TITLE: SENIOR ASSOCIATE

BY: /s/ ROBERT M. BIRINGER
    -------------------------------------------
        NAME: ROBERT M. BIRINGER
        TITLE: EXECUTIVE VICE PRESIDENT

FLEET PRECIOUS METALS INC.

BY: /s/ MICHAEL F. O'NEILL
    -------------------------------------------
        NAME: MICHAEL F. O'NEILL
        TITLE: BANKING OFFICER

HELLER FINANCIAL, INC.

BY: /s/ JOHN A. FINNERTY
    -------------------------------------------
        NAME: JOHN A. FINNERTY
        TITLE: SENIOR VICE PRESIDENT

FLEET BUSINESS CREDIT CORPORATION
(f/k/a SANWA BUSINESS CREDIT CORPORATION)

BY: /s/ MICHAEL F. O'NEILL
    -------------------------------------------
    NAME: MICHAEL F. O'NEILL
    TITLE: VICE PRESIDENT

UNION BANK OF CALIFORNIA, N.A.

BY: /s/ EMILY DENNY MCKNIGHT
    -------------------------------------------
        NAME: EMILY DENNY MCKNIGHT
        TITLE: VICE PRESIDENT





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